Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes
Income Taxes
7.	Income Taxes

The Company's effective tax rate was 30.8% and 34.8% for the six months ended June 30, 2011 and 2010, respectively. The effective tax rate for the six months ended June 30, 2011 was impacted by an increase in the deferred tax rate as a result of state tax law changes enacted during this period.

GAAP provides guidance regarding the recognition, measurement, presentation and disclosure in the financial statements of tax positions taken or expected to be taken on a tax return. The Company had no unrecognized tax benefits at June 30, 2011 and December 31, 2010.

In the ordinary course, the Company is subject to review by domestic and foreign taxing authorities, including the Internal Revenue Service ("IRS"). The IRS has contacted the Company and has indicated that it will begin an audit of 2008 through 2010 during the third quarter of 2011. The Company is no longer subject to examination by the IRS for tax years prior to 2008. In addition, the Company is generally no longer subject to state and local or foreign income tax examinations by taxing authorities for tax years prior to 2005. Various state and local taxing authorities are in the process of auditing income tax returns of the Company and its subsidiaries. The Company does not anticipate that any adjustments from the audits would have a material impact on its consolidated financial position, results of operations or cash flows.

For tax purposes, the Company was deemed to have paid a redemption premium in connection with the amendment to the Term Loan in December 2010 that, in addition to certain expenses, is deductible in determining taxable income. As a result, the Company incurred a net operating loss for tax purposes that is expected to result in $53.2 million of refunds in 2011 of previously paid income taxes. As of June 30, 2011, the Company had received refunds totaling $37.5 million of this amount.

10.	Income Taxes

Income (loss) before income taxes was taxed under the following jurisdictions:

(in millions)	December 31,
	2010	2009	2008
Domestic	$(48.8)	$(468.2)	$(1,783.7)
Foreign	11.8	7.0	6.5

Total	$(37.0)	$(461.2)	$(1,777.2)

Components of the income tax (benefit) expense consist of:

(in millions)	December 31,
	2010	2009	2008
Current:
Federal	$(10.6)	$(7.3)	$17.0
State	4.3	12.8	8.4
Foreign	2.8	1.1	2.4

Total current	(3.5)	6.6	27.8

Deferred:
Domestic	(3.5)	(94.0)	(39.4)
Foreign	(0.8)	(0.4)	(0.4)

Total deferred	(4.3)	(94.4)	(39.9)

Income tax benefit	$(7.8)	$(87.8)	$(12.1)

The reconciliation between the statutory tax rate expressed as a percentage of loss before income taxes and the effective tax rate is as follows:

(dollars in millions)	December 31,
	2010		2009		2008
Statutory federal income tax rate	$(13.0)	35.0%	$(161.4)	35.0%	$(622.0)	35.0%
State taxes, net of federal effect	1.8	(5.0)	(11.6)	2.5	7.1	(0.4)
Equity-based compensation	3.9	(10.4)	3.1	(0.7)	3.6	(0.2)
Goodwill impairment	—	—	84.6	(18.3)	599.2	(33.7)
Other	(0.5)	1.5	(2.5)	0.5	—	—

Effective tax rate	$(7.8)	21.1%	$(87.8)	19.0%	$(12.1)	0.7%

The tax effect of temporary differences that give rise to the net deferred income tax liability is presented below:

(in millions)	December 31,
	2010	2009
Deferred Tax Assets:
Deferred interest	$75.3	$165.0
Federal and State net operating loss ("NOL") and State credit carryforwards, net	45.7	6.0
Charitable contribution carryforward	9.9	9.5
Payroll and benefits	8.8	6.1
Deferred financing costs	6.5	12.1
Equity compensation plans	6.1	6.0
Trade credits	4.9	5.7
Unrealized losses on interest rate swap agreements	3.7	27.3
Accounts receivable	3.6	3.8
Other	9.6	10.6

Total deferred tax assets	174.1	252.1

Deferred Tax Liabilities:
Software and intangibles	676.9	736.0
Deferred income	146.2	145.1
Property and equipment	18.9	19.0
Other	8.7	6.7

Total deferred tax liabilities	850.7	906.8

Deferred tax asset valuation allowance	0.9	—

Net deferred tax liability	$677.5	$654.7

The Company has federal and state income tax NOL carryforwards of $26.7 million and $13.8 million, respectively, which will expire at various dates from 2013 through 2031. The Company also has a federal tax credit of $1.1 million which has an indefinite life and state tax credit carryforwards of $4.1 million, which expire at various dates from 2012 through 2015.

A valuation allowance of $0.9 million has been recorded for certain state tax credits carryforwards for which the Company does not believe, on a more likely than not basis, will be realized.

The Company has not provided for U.S. federal income taxes or tax benefits on the undistributed earnings of its international subsidiary because such earnings are reinvested, and it is currently intended that they will continue to be reinvested indefinitely. At December 31, 2010, the Company has not provided for federal income taxes on earnings of approximately $26 million from its international subsidiary.

GAAP provides guidance regarding the recognition, measurement, presentation and disclosure in the financial statements of tax positions taken or expected to be taken on a tax return. The Company reevaluated its filing position related to certain unrecognized tax benefits, and as a result of this change, will incur additional tax liability resulting in the elimination of the liability for unrecognized tax benefits. As such, the Company has no unrecognized tax benefits at December 31, 2010.

The Company was deemed, for tax purposes, to have paid a redemption premium in connection with the December 2010 Term Loan amendment that, in addition to certain expenses, is deductible in determining taxable income. As a result, the Company incurred a net operating loss for tax purposes that is expected to result in $54 million of refunds in 2011 of previously paid income taxes. This $54 million is included in miscellaneous receivables in the Company's balance sheet as of December 31, 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2010	2009	2008
Balance as of January 1	$11.3	$4.8	$—
Additions for tax positions related to current year	—	11.3	0.2
Additions for tax positions with respect to prior years	—	0.3	4.6
Reductions for tax positions with respect to prior years	(11.3)	(3.8)	—
Reductions for tax positions as a result of:
Settlements	—	(1.3)	—
Lapse of statute of limitations	—	—	—

Balance as of December 31	$—	$11.3	$4.8

In the ordinary course, the Company is subject to review by domestic and foreign taxing authorities, including the IRS. In general, the Company is no longer subject to examination by the Internal Revenue Service ("IRS") for tax years prior to 2008. In addition, the Company is generally no longer subject to state and local or foreign income tax examinations by taxing authorities for tax years prior to 2004. Various taxing authorities are in the process of auditing income tax returns of the Company and its subsidiaries. The Company does not anticipate that any adjustments from the audits would have a material impact on its consolidated financial position, results of operations or cash flows.

The Company accrues net interest and penalties related to unrecognized tax benefits in income tax expense in its consolidated statements of operations. For the years ended December 31, 2010 and 2009, the Company had no liability recorded for the payment of interest and penalties on unrecognized tax benefits and did not recognize any such interest and penalty expense.